UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey		07901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the annual meeting of stockholders (the “Annual Meeting”) of Celgene Corporation (the “Company”) held on June 15, 2016, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2008 Stock Incentive Plan (the “Plan”) to, among other things:

•	Adopt an aggregate share reserve of 265,263,282 shares of our Common Stock. This number includes our current share reserve of 247,763,282 shares of our Common Stock and 17,500,000 additional new shares of our Common Stock;

•	Adopt a limitation on the aggregate equity compensation that may be provided to non-employee members of our Board of Directors during each “compensation year” that commences in each of calendar years 2015 through 2018 as required by the terms of a previously disclosed court-approved settlement of a litigation against non-employee members of our Board of Directors; and

•	Include clarifying changes to employee award provisions regarding vesting acceleration on a change in control or certain employment termination events and the applicability of the five percent (5%) limitation on such awards.

The foregoing is a brief summary of the principal provisions of the Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders of the Company was held on June 15, 2016.

(b) Stockholders voted on the matters set forth below:

Proposal 1. Election of Directors:

	For	Withheld	Broker Non-Votes
Robert J. Hugin	590,835,744	8,152,042	89,964,124
Mark J. Alles	594,555,853	4,431,933	89,964,124
Richard W. Barker, D.Phil.	594,301,112	4,686,674	89,964,124
Michael W. Bonney	590,318,639	8,669,147	89,964,124
Michael D. Casey	589,058,384	9,929,402	89,964,124
Carrie S. Cox	591,131,397	7,856,389	89,964,124
Jacqualyn A. Fouse, Ph.D.	586,373,997	12,613,789	89,964,124
Michael A. Friedman, M.D.	593,586,807	5,400,979	89,964,124
Julia A. Haller, M.D.	595,629,882	3,357,904	89,964,124
Gilla Kaplan, Ph.D.	589,077,316	9,910,470	89,964,124
James J. Loughlin	592,805,621	6,182,165	89,964,124
Ernest Mario, Ph.D.	589,585,835	9,401,951	89,964,124

Proposal 2. Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:

For	680,152,050
Against	8,074,938
Abstain	724,922
Broker Non-Votes	0

Proposal 3. Amendment to the Company’s 2008 Stock Incentive Plan (the description of the amendments to the Plan contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference):

For	418,308,293
Against	177,895,866
Abstain	2,783,627
Broker Non-Votes	89,964,124

1

Proposal 4. Advisory Vote on Executive Compensation:

For	575,056,469
Against	21,194,743
Abstain	2,736,574
Broker Non-Votes	89,964,124

Proposal 5. Ratification of an Amendment to the Company’s By-laws:

For	398,972,474
Against	198,139,872
Abstain	1,875,440
Broker Non-Votes	89,964,124

Proposal 6. Advisory Vote on a Stockholder Proposal to Request a By-law Provision Granting Stockholders the Right to Call Special Meetings (described in more detail in the Proxy Statement):

For	373,681,883
Against	222,472,004
Abstain	2,833,899
Broker Non-Votes	89,964,124

Proposal 7. Advisory Vote on a Stockholder Proposal to Request a Proxy Access By-law Provision (described in more detail in the Proxy Statement):

For	408,756,654
Against	186,944,873
Abstain	3,286,259
Broker Non-Votes	89,964,124

(c) Not applicable.

(d) Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015)

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: June 15, 2016	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 15, 2015)